UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2010

WILLDAN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33076	14-1951112
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 East Katella Avenue, Suite 300, Anaheim, California 92806

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 424-9144

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                                          Changes in Registrant’s Certifying Accountant.

(a)  Willdan Group, Inc. (the “Company”) has dismissed KPMG LLP (“KPMG”), an independent registered public accounting firm, as its principal accountant.  The decision to dismiss KPMG was effective on June 29, 2010, after being recommended by the Company’s audit committee and approved by the Company’s board of directors.  The reports of KPMG on the Company’s financial statements for the years ended January 1, 2010 and January 2, 2009, did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the Company’s fiscal years ended January 1, 2010 and January 2, 2009, and the interim period from January 2, 2010, through and including June 29, 2010, the Company has not had any disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements for such years or any subsequent interim period through the date of dismissal.

During the Company’s fiscal years ended January 1, 2010 and January 2, 2009, and the interim period from January 2, 2010, through and including June 29, 2010, there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided a copy of this disclosure to KPMG and requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree.  A copy of the letter from KPMG addressed to the SEC, dated July 1, 2010, is filed as Exhibit 16.1.

(b)  On June 29, 2010, following the recommendation of the Company’s audit committee, the Company’s board of directors approved the engagement of Ernst & Young LLP (“Ernst & Young”), an independent registered public accounting firm, as its principal accountant with respect to the audit of the Company’s financial statements for its fiscal year ended December 31, 2010.

During the Company’s fiscal years ended January 1, 2010 and January 2, 2009, and the interim period from January 2, 2010, through the date of engagement, neither the Company nor anyone acting on its behalf has consulted with Ernst & Young regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, and neither a written report was provided to the Company nor was oral advice provided that Ernst & Young concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” with KPMG, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.                                          Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit

16.1	Letter from KPMG LLP, dated July 1, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLDAN GROUP, INC.

Date: July 2, 2010	By:	/s/ Kimberly D. Gant
Kimberly D. Gant
Chief Financial Officer

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